                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                                CNB CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                 CNB CORPORATION
                              303 North Main Street
                            Cheboygan, Michigan 49721



                                 April 19, 2002






Dear Shareholder:

You are cordially invited to attend the annual meeting of CNB Corporation to be held at the Knights of Columbus Hall, 9840 S. Straits Highway (near the intersection of highways U.S. 27 and M-33), Cheboygan, Michigan, at 5:30 p.m. on Tuesday, May 21, 2002. The Notice of Annual Meeting and Proxy Statement follow this letter and the Corporation's 2001 Annual Report is enclosed.

It is important that your shares be represented at the meeting. Whether or not you plan to attend, we urge you to sign, date and return your Proxy as soon as possible in the enclosed postage-paid envelope.

Dinner will be served following the meeting and we hope you will be able to join us. If you intend to join us for dinner, please complete and return the enclosed reservation card with your Proxy.

Your continued support of, and interest in, CNB Corporation are sincerely appreciated and we encourage you to recommend the Corporation's services to your friends and neighbors.

We look forward to seeing you at the meeting.

                                            Respectfully,



                                            Robert E. Churchill
                                            Chairman and Chief Executive Officer

Enclosures

                                 CNB CORPORATION

                              303 North Main Street
                            Cheboygan, Michigan 49721

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 21, 2002


TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of CNB Corporation, a Michigan corporation, will be held on Tuesday, May 21, 2002, at 5:30 p.m., at the Knights of Columbus Hall, 9840 N. Straits Highway, Cheboygan, Michigan, for the following purposes:

         1. To elect nine directors, each to hold office for a one year term and until his or her successor is elected and qualified.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed March 22, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.


                                             By order of the Board of Directors,



                                             John P. Ward
                                             Secretary

Dated: April 19, 2002

         YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY FORM, INDICATE YOUR CHOICE WITH RESPECT TO THE MATTERS TO BE VOTED UPON, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. NOTE THAT IF THE STOCK IS HELD IN MORE THAN ONE NAME, ALL PARTIES MUST SIGN THE PROXY FORM.

                                 CNB CORPORATION
                              303 North Main Street
                            Cheboygan, Michigan 49721

                                 PROXY STATEMENT
                       2002 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 2002

         This Proxy Statement and the enclosed Proxy are furnished in connection with the solicitation of proxies by the Board of Directors of CNB Corporation (the "Corporation"), a Michigan bank holding company whose sole subsidiary is Citizens National Bank of Cheboygan (the "Bank"), to be voted at the Annual Meeting of Shareholders of the Corporation to be held on May 21, 2002, at 5:30 p.m., at the Knights of Columbus Hall, 9840 South Straits Highway, Cheboygan, Michigan (the "Annual Meeting"), or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting and in this Proxy Statement.


                              VOTING AT THE MEETING

         This Proxy Statement and the enclosed Proxy are expected to be mailed on or about April 19, 2002, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on March 22, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

         The Corporation's only class of outstanding stock is its common stock, par value $2.50 per share. There are presently 1,193,195 shares of common stock of the Corporation outstanding. Each outstanding share will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting who are appointed by the Corporation.

         If a Proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the Proxy will be voted at the Annual Meeting and any adjournment thereof. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all of the nominees named in this Proxy Statement and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting or any adjournment thereof.

         A Proxy may be revoked before exercise by notifying the Secretary of the Corporation in writing, or by submitting a Proxy of a later date or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed Proxy form, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

                              ELECTION OF DIRECTORS

         The Bylaws of the Corporation provide for a Board of Directors consisting of a minimum of one and a maximum of seventeen members. The Bylaws also provide that at each annual meeting the shareholders shall elect directors to hold office until the succeeding annual meeting. A director shall hold office for the term for which he or she is elected and until his or her successor is elected and qualified. Directors must be shareholders.

         Nine persons have been nominated for election to the Board, each to serve one year expiring at the 2003 Annual Meeting of Shareholders. The Board has nominated Steven J. Baker, D.V.M., Robert E. Churchill, James C. Conboy, Jr., Kathleen M. Darrow, Thomas J. Ellenberger, Vincent J. Hillesheim, John L. Ormsbee, Francis J. VanAntwerp, Jr. and John P. Ward. All of the nominees are incumbent directors elected by the Corporation's shareholders at the prior annual meeting of shareholders.

         Unless otherwise directed by a shareholder's Proxy, the persons named as proxy holders in the accompanying Proxy will vote for the nominees named above. In the event any of such nominees shall become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event the enclosed Proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

         A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Corporation. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES AS DIRECTORS.

                       INFORMATION ABOUT DIRECTOR NOMINEES

         The following table sets forth certain information regarding each nominee, including name, age, principal occupation for the past five years, and term of service as a director of the Corporation. The information set forth in the table is based in part on information provided by each nominee.

                                                                                                    HAS SERVED
                                                                                                   AS A DIRECTOR
           NAME AND AGE                                PRINCIPAL OCCUPATION                          SINCE (1)
           ------------                                --------------------                          ---------
Steven J. Baker, D.V.M., 50(2)       Doctor of Veterinary Medicine, Indian River                      2000(3)
                                     Veterinary Clinic.

Robert E. Churchill, 61              Chairman of the Board & Chief Executive Officer of                1983
                                     the Corporation.
                                     Chairman of the Board & Chief Executive Officer of
                                     the Bank.

James C. Conboy, Jr., 54             President & Chief Operating Officer of the                        1983
                                     Corporation.
                                     President & Chief Operating Officer of the Bank.
                                     Former Attorney/Partner, Bodman, Longley & Dahling
                                     LLP.

Kathleen M. Darrow, 59 (2)           President/Co-owner of Darrow Bros. Excavating, Inc.               1996 (4)
                                     Retired Group Sales & Special Events Coordinator for
                                     the Mackinac  State Historic Parks.

Thomas J. Ellenberger, 51 (2)        Part owner, Vice President & Secretary of Albert                  1996 (5)
                                     Ellenberger Lumber Co. (retail lumber sales).

Vincent J. Hillesheim, 51 (2)        President of Crusoe's Rivertown Motors, Inc., d/b/a               1994
                                     Anchor In Marina.

John L. Ormsbee, 63 (2)              Sole proprietor of Jack's Sales (auctioneering services)          1980

Francis J. VanAntwerp, Jr., 57 (2)   President/Owner of Durocher Dock & Dredge, Inc.                   1990
                                     (marine construction).
                                     President/Owner of Salvor, Ltd. (real estate and
                                     equipment leasing).

John P. Ward, 65 (2)                 Secretary of the Corporation.                                     1994
                                     Retired Senior Vice President of the Corporation and
                                     Senior Vice President & Cashier of the Bank.

(1) Any service as a director prior to 1985, the year the Corporation was formed, would have been as a director of the Bank. Since 1985, all directors of the Corporation also have been directors of the Bank.
(2)  Member of the Audit Committee.
(3)  Director of the Bank since December, 1999.
(4)  Director of the Bank since January, 1996.
(5)  Director of the Bank since August, 1995.

                            OWNERSHIP OF COMMON STOCK

         The following table sets forth certain information as of March 22, 2002, with respect to those persons known by the Corporation to be the beneficial owner of more than five percent (5%) of the Corporation's outstanding common stock.

                                          AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                                          --------------------------------------------
                                  SOLE VOTING              SHARED VOTING               TOTAL
    NAME AND ADDRESS OF         AND DISPOSITIVE           OR DISPOSITIVE            BENEFICIAL            PERCENT OF
     BENEFICIAL OWNER                POWER                   POWER(2)                OWNERSHIP               CLASS
     ----------------                -----                   --------                ---------               -----
Dessie M. Ormsbee
P.O. Box 5157
Cheboygan, MI 49721                  35,504                   35,504                   71,008                5.86%

(1)The numbers of shares stated include shares personally owned of record by that person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or dispositive power with respect to the security. Voting power includes the power to vote or direct the voting of the security. Dispositive power includes the power to dispose or direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within sixty days.

(2)These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the listed person may have substantial influence by reason of relationship.

         The following table sets forth certain information as of March 22, 2002, as to the common stock of the Corporation owned beneficially by each director and nominee for director, each named executive officer, and by all directors and executive officers of the Corporation as a group.

                                            AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                                  ---------------------------------------------------------------
                                     SOLE VOTING              SHARED VOTING               TOTAL
           NAME OF                     AND/OR                  AND/OR                  BENEFICIAL         PERCENT OF
      BENEFICIAL OWNER            DISPOSITIVE POWER       DISPOSITIVE POWER(2)          OWNERSHIP           CLASS
      ----------------            -----------------       --------------------          ---------           -----
Steven J. Baker                                                   1,635                   1,635                *
Robert E. Churchill                                              17,027                  21,932(3)          1.43%
James C. Conboy, Jr.                                              8,578                  13,229(3)             *
Kathleen M. Darrow                                                2,100                   2,100                *
Thomas J. Ellenberger                     3,209                   9,586                  12,795             1.07%
Vincent J. Hillesheim                    24,710                   3,571                  28,281             2.37%
John L. Ormsbee                          13,852                  13,852                  27,704             2.32%
Francis J. VanAntwerp,
Jr.                                         701                   6,874                   7,575                *
John P. Ward                                                      3,933                   3,933                *
All directors and officers
as a group (12 persons)                  43,347                  67,316                 130,044(4)          9.27%

*Less than 1%.

(1)The numbers of shares stated include shares personally owned of record by that person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or dispositive power with respect to the security. Voting power includes the power to vote or direct the voting of the security. Dispositive power includes the power to dispose or direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within sixty days.

(2)These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the listed person may have substantial influence by reason of relationship.

(3)Includes 4,905 shares and 4,651 shares that may be acquired within 60 days by Mr. Churchill and Mr. Conboy, respectively, through the exercise of stock options.

(4)Includes 19,381 shares that may be acquired within 60 days by executive officers of the Corporation through the exercise of stock options.

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors of the Corporation has an Audit Committee. Its membership is comprised of Directors VanAntwerp (who serves as Chairman), Baker, Darrow, Ellenberger, Hillesheim, Ormsbee, and Ward. Each of these members meets the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers. The Audit Committee meets quarterly and on call when needed and it met five times during 2001. The Audit Committee operates under a written charter approved by the Board of Directors, a copy of which is attached as Appendix A to this Policy Statement.

         The Board of Directors of the Corporation does not have a Nominating Committee.

         All directors of the Corporation also serve as the Board of Directors of the Bank. The Board of Directors of the Corporation held a total of six meetings during 2001, including the organizational meeting and one special meeting. The Board of Directors of the Bank held a total of twenty-five meetings during 2001, including the organizational meeting. All directors attended 75% or more of the aggregate number of meetings of the two Boards and the Audit Committee, except for Mr. VanAntwerp who attended 64%. There are no family relationships between or among any of the directors, nominees or executive officers of the Corporation.

                          REPORT OF THE AUDIT COMMITTEE

         The primary function of the Audit Committee ("Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to shareholders and others, the systems of internal controls, and all internal and external audit processes. Management is responsible for preparing the Corporation's financial statements and the independent auditors are responsible for auditing those financial statements.

         The Committee reviewed and discussed the audited financial statements of the Corporation for the year ended December 31, 2001 with management and the independent auditors.

         The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards 61, which include, among other items, matters related to the conduct of the audit of the Corporation's financial statements. The Committee also received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from management and the Corporation and its related entities), discussed with the auditors any relationships that may impact their independence and satisfied itself as to the auditors' independence.

         Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Francis J. VanAntwerp, Jr., Chairman
Steven J. Baker                             Kathleen M. Darrow                  Thomas J. Ellenberger
Vincent J. Hillesheim                       John L. Ormsbee                     John P. Ward


                            COMPENSATION OF DIRECTORS

         All directors initially elected prior to January 1, 1994 participate in the Citizens National Bank of Cheboygan 1985 Directors' Deferred Compensation Plan in lieu of current payment of director fees. The plan was adopted by the Bank in 1985 and in 1993 participation in the plan was closed to directors initially elected after January 1, 1994. The plan provides for retirement and death benefits to be paid to the participating directors by the Bank over a minimum of fifteen years. The Bank is the owner and beneficiary of life insurance policies which are structured to fund the Bank's obligations under the terms of the plan.

         Directors initially elected after January 1, 1994, may participate in the Citizens National Bank of Cheboygan 1997 Deferred Compensation Plan. The plan was adopted by the Bank effective September 1, 1997. The plan permits deferral of all or any portion of current director fees. Amounts deferred are credited with interest at a rate equal to the Bank's "yield on earning assets" as calculated at year end of the prior year. Upon separation for any reason of the services of a participating director from the Bank, the director will be entitled to receive the balance of his or her account either in a lump sum or in approximately equal installments over a period of ten years.

         During 2001, directors participating in the 1985 Directors' Deferred Compensation Plan received a deferred annual retainer of $4,000 for service on the Board of Directors of the Corporation and the Bank. Directors not eligible to participate in the 1985 Directors' Deferred Compensation Plan received a quarterly retainer of $2,000 for service on the two Boards. Directors are not compensated for attendance at Board or Committee meetings, but are reimbursed for travel expenses for meetings attended.

                       COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation received by the named executives for each of the calendar years shown.

                                                                           ANNUAL COMPENSATION
                                                        ---------------------------------------------------------
   NAME AND PRINCIPAL                                                                                   OTHER
        POSITION                   YEAR                 SALARY(1)                 BONUS              COMPENSATION
        --------                   ----                 ---------                 -----              ------------
Robert E. Churchill                2001                 $160,000                 $88,912               $12,007 (3)
Chairman & Chief                   2000                 $154,000                 $68,143               $14,918 (4)
Executive Officer                  1999                 $142,000                 $63,293               $13,603 (5)

James C. Conboy, Jr.               2001                 $124,000                 $17,782               $10,754 (6)
President & Chief                  2000                 $118,800                 $17,036               $12,065 (7)
Operating Officer                  1999 (2)             $ 58,277                 $15,823               $ 7,622

(1) Includes compensation deferred under the 401(k) Savings Plan and 1997 Deferred Compensation Plan and $4000 deferred annual director fee.
(2)  For the months of January, August, September, October, November and
     December.
(3)  Includes employer's matching contribution of $6,690 under 401(k) Plan.
(4)  Includes employer's matching contribution of $6,399 under 401(k) Plan.
(5)  Includes employer's matching contribution of $6,044 under 401(k) Plan.
(6)  Includes employer's matching contribution of $4,102 under 401(k) Plan.
(7)  Includes employer's matching contribution of $3,919 under 401(k) Plan.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth the options exercised by the named executives under the CNB Corporation 1996 Stock Option Plan during the fiscal year ended December 31, 2001 and the value of unexercised options as of such date.

                                                              NUMBER OF SECURITIES                         VALUE OF
                                                             UNDERLYING UNEXERCISED                UNEXERCISED IN-THE-MONEY
                                                             OPTIONS AT FISCAL YEAR                 OPTIONS AT FISCAL YEAR
                                                                     END(1)                                 END(2)
                                                          ----------------------------         --------------------------------
                             SHARES
                            ACQUIRED
                              ON             VALUE
       NAME                 EXERCISE       REALIZED       EXERCISABLE    UNEXERCISABLE         EXERCISABLE        UNEXERCISABLE
       ----                 --------                      -----------    -------------         -----------        -------------
Robert E. Churchill
Chairman & Chief
Executive Officer               0              0             4,905             0                 $61,199                0

James C. Conboy, Jr.
President & Chief
Operating Officer               0              0             4,651             0                 $ 5,077                0

(1) The number of shares shown have been adjusted to reflect three 5% stock dividends.
(2) The value shown is calculated by determining the difference between the fair market value of the common stock and the exercise price of the options (adjusted for stock dividends) at fiscal year end. For purposes of this value, fair market value is deemed to be $55.00 per share, the price at which the stock last traded on or before December 31, 2001.

                        REPORT ON EXECUTIVE COMPENSATION

         The Corporation's compensation program for executive officers is administered by the entire Board of Directors. At present, all officers of the Corporation, with the exception of Mr. Ward, the Corporation's Secretary, are also officers of the Bank, and although they receive compensation from the Bank in their capacity as officers of the Bank, they receive no separate cash compensation from the Corporation. Mr. Ward receives no compensation as Secretary of the Corporation.

         The Board of Directors has developed and implemented compensation plans which seek to align the financial interests of the Corporation's senior officers with those of its shareholders. The Corporation's executive compensation program is comprised of three primary components: base salary, annual cash incentive bonus opportunities and longer-term incentive opportunities in the form of stock option awards. Executives also participate in the Bank's 401(k) Savings Plan and Pension Plan and are eligible to participate in the Bank's 1997 Deferred Compensation Plan.

         To attract and retain officers with exceptional abilities and talent, annual base salaries are set to provide competitive levels of compensation recognizing individual performance and achievements. Annual cash incentive bonuses are used to reward senior officers and other key employees for individual performance, accomplishments and achievement of annual business targets. A significant portion of career compensation for senior officers is linked to corporate performance through stock option awards.

         The Board of Directors determines the annual base salary, incentive bonus and stock option awards for the Chief Executive Officer. Annual base salary, incentive bonus and stock option awards with respect to the Corporation's other senior officers are recommended by the Chief Executive Officer to, and ultimately determined by, the Board of Directors. All recommendations of the Chief Executive Officer were approved by the Board of Directors for the most recent calendar year.

         In evaluating the performance of and determining the annual base salary, incentive bonus and stock option awards for the Chief Executive Officer and other senior management, the Board of Directors takes into account management's contribution to the long-term success of the Corporation. The Board of Directors considers return to shareholders to be primary in measuring financial performance. The mission of the Corporation is to maximize long-term return to shareholders consistent with its commitments to maintain the safety and soundness of the Corporation and the Bank and provide the highest possible service at a fair price to the customers and communities that it serves. The Board of Directors has taken these subjective and qualitative factors into account, along with other quantitative measures of corporate performance, in establishing the annual base salary, incentive bonus and stock option awards for the Chief Executive Officer and the Corporation's other senior management, giving at least equal weight to the subjective and qualitative factors and no particular weight to any given factor. The determination of the size of stock option awards is based upon a subjective analysis of each recipient's position within the organization, his or her individual performance and his or her growth potential within the organization.

         The Board of Directors primarily considers five quantitative measures of corporate performance in establishing the compensation to be paid to the Chief Executive Officer and the Corporation's other senior management. These measures of corporate performance are: (i) after-tax earnings and earnings growth; (ii) capital position; (iii) quality of the Bank's loan portfolio; (iv) targeted as compared to actual operating performance; and (v) the Corporation's performance and financial condition as compared to that of its Federal Reserve Bank peer group. These measures were considered by the Board of Directors in determining each component of executive compensation, with particular weight being given to after-tax earnings and earnings growth. The Board of Directors also takes into consideration compensation levels at comparable financial institutions based on various general and targeted compensation surveys of peer group commercial banks with total assets between $100 and $500 million and located in the Midwest United States and the state of Michigan.

Submitted by the Board of Directors:

Steven J. Baker                             Robert E. Churchill                         James C. Conboy, Jr.
Kathleen M. Darrow                          Thomas J. Ellenberger                       Vincent J. Hillesheim
John L. Ormsbee                             Francis J. VanAntwerp, Jr.                  John P. Ward

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Directors and officers of the Corporation, as well as members of their immediate families and the companies, organizations and other entities with which they are associated, have had, and are expected to have in the future, transactions with the Bank. All such transactions are made in the ordinary course of business and on substantially the same terms, including interest rates and collateral requirements on loan transactions, as those prevailing at the same time for comparable transactions with other persons. All such loan transactions do not involve more than normal risk of collectibility or present other unfavorable features and, when required, are approved by the Board of Directors.

         Director Conboy serves of counsel to the law firm of Bodman, Longley & Dahling LLP which provided legal services to the Corporation and the Bank during 2001. It is anticipated that Bodman, Longley & Dahling LLP will continue to furnish legal services in the future.

         Director Ward served as a consultant to, and worked on various projects for, the Bank during 2001 and was compensated $6,000 for his services.

                       SECTION 16(a) REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers, and any persons beneficially owning more than 10% of the Corporation's common stock to file reports of ownership and changes in ownership of shares of common stock with the Securities and Exchange Commission. Based upon written representations by each director and executive officer, the Corporation believes that all of the required reports were filed by such persons during 2001.


                              INDEPENDENT AUDITORS

         In 2001, Crowe, Chizek and Company LLP performed audit and audit related services for the Corporation and the Bank, which included examination of the consolidated financial statements of the Corporation and consultation on accounting and reporting matters. Crowe, Chizek and Company LLP has served as the independent auditors for the Bank since 1980 and for the Corporation since its formation in 1985 and, upon recommendation of the Audit Committee, the Board of Directors has again selected Crowe, Chizek and Company LLP as independent auditors for 2002. A representative of Crowe, Chizek and Company LLP is not expected to be at the Annual Meeting of Shareholders.

         For the year ended December 31, 2001, Crowe, Chizek and Company LLP billed the Corporation for professional services as follows:

         Audit Fees......................................................      $    41,957.00
         Financial Information Systems and Implementation Fees                 $         0.00
         All Other Fees..................................................      $    25,775.00

                              SHAREHOLDER PROPOSALS

         Any shareholder proposal to be considered by the Corporation for inclusion in the 2003 Annual Meeting of Shareholders proxy materials must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and be received by the Corporation no later than December 10, 2002.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth herein. If any other business should come before the meeting, or any adjournment thereof, the Proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and discretionary authority to do so is included in the Proxy. The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and other employees of the Corporation and the Bank may solicit proxies by telephone or in person, without compensation other than their regular compensation.

         The Annual Report of the Corporation for 2001 is included with this Proxy Statement.

         Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.

                                            By order of the Board of Directors,



                                            John P. Ward
                                            Secretary


Dated:  April 19, 2002

                                    EXHIBIT A

                                 CNB CORPORATION
                      AUDIT POLICY/AUDIT COMMITTEE CHARTER

GENERAL POLICY STATEMENT

To comply with its fiduciary responsibility in protecting the assets of CNB Corporation (the "Corporation") and its sole subsidiary Citizens National Bank (the "Bank") and to fulfill its responsibility to its shareholders, customers, and the investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation, the Board of Directors deems it prudent to adopt a sound and effective audit policy. The general objective of this policy is to require sufficient audit coverage, internal controls, and the use of generally accepted auditing principles to meet this dual responsibility.

AUDIT COMMITTEE ORGANIZATION

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of all directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

AUDIT COMMITTEE RESPONSIBILITIES

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to shareholders and others, the systems of internal controls, and all internal and external audit processes. In so doing, it will be the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent external auditors, the internal auditor, and the management of the Corporation and the Bank. In carrying out its responsibilities, the Audit Committee's policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors that the corporate accounting and reporting practices of the Corporation and the Bank are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

- Review and recommend to the Board of Directors the independent external auditors to be selected to audit the consolidated financial statements of the Corporation and the Bank.

- Meet with the independent external auditors and management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent external auditors.

- Review with the independent external auditors and the internal auditor the adequacy and effectiveness of the accounting and financial controls of the Corporation and the Bank, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review Corporation and Bank policy statements to determine their adherence to the code of conduct.

- Review and approve the appointment, replacement or dismissal of the internal auditor. Annually evaluate the performance and technical skill of the internal auditor, limiting senior management's input into the evaluation to administrative details.

- Review the internal audit function of the Bank including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent external auditors.

- Meet on a quarterly basis and receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

- Review the financial statements contained in the annual report to shareholders with management and the independent external auditors to determine that the independent external auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

- Provide sufficient opportunity for the internal and independent external auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent external auditors' evaluation of the financial, accounting, and auditing personnel of the Corporation and the Bank, and the cooperation that the independent external auditors received during the course of the audit.

- Review accounting and financial human resources and succession planning within the Corporation and the Bank.

- Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

- Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                 CNB CORPORATION

                              303 North Main Street
                            Cheboygan, Michigan 49721




                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Thomas J. Ellenberger, Vincent J. Hillesheim, and John L. Ormsbee, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of CNB Corporation held of record by the undersigned on March 22, 2002, at the Annual Meeting of Shareholders to be held May 21, 2002, and at any adjournment thereof.

1.  In the election of nine directors to be elected for terms expiring in 2003:

[ ]  FOR all nominees listed below (except as             [ ]  WITHHOLD AUTHORITY to vote for
     marked to the contrary below)                             all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)


Steven J. Baker, D.V.M.                 Kathleen M. Darrow                      John L. Ormsbee

Robert E. Churchill                     Thomas J. Ellenberger                   Francis J. VanAntwerp, Jr.

James C. Conboy, Jr.                    Vincent J. Hillesheim                   John P. Ward


                          COMPLETE AND SIGN ON REVERSE

         The undersigned shareholder instructs the Proxies to vote as specified in this Proxy on the matters described in the Proxy Statement dated April 19, 2002. This Proxy, when properly executed, will be voted by the Proxies in the manner directed herein by the undersigned shareholder. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. BY EXECUTION OF THIS PROXY, THE UNDERSIGNED SHAREHOLDER CONFERS UPON THE ABOVE-APPOINTED PROXIES THE DISCRETIONARY AUTHORITY TO VOTE UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, AND REVOKES ANY PRIOR PROXIES.

         The undersigned shareholder acknowledges receipt of the 2001 Annual Report to Shareholders, and the Notice of Meeting and Proxy Statement, both dated April 19, 2002.

         The giving of this Proxy does not affect the right of the undersigned shareholder to vote in person should the undersigned shareholder attend the annual meeting. This Proxy may be revoked at any time before it is voted.

         Each shareholder must sign exactly as his/her name appears below. For shares held jointly, each joint owner must sign. If signing as attorney, executor, trustee or in some other representative capacity, sign name and give full title. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in partnership name by authorized person. Brokers executing proxies should indicate in the space below the number of shares with respect to which authority is conferred by this Proxy if less than all shares held by such brokers as nominees are to be voted.

         The _________ shares represented by this Proxy are registered on our books as follows:








Date:____________, 2002                  _______________________________________
                                         Signature

Brokers-Number of Shares ___________     _______________________________________
                                         Signature

                                         _______________________________________
                                         Signature

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                       IN THE ENCLOSED ENVELOPE PROMPTLY.